                                                           Exhibit 25

         -------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D. C.  20549

                           -------------------------
                                   FORM  T-1

                           STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF
                  A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  -------------------------------------------
              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
               A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                   ----------------------------------------
                           THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


NEW YORK                                                            13-4994650
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      identification No.)

270 PARK AVENUE
NEW YORK, NEW YORK                                                         10017
(Address of principal executive offices)                              (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                           New York, New York 10017
                             Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)
                 _____________________________________________
                      VIRGINIA ELECTRIC AND POWER COMPANY
              (Exact name of obligor as specified in its charter)

VIRGINIA                                                            54-0418825
(State or other jurisdiction of                                 (I.R.S. employer
incorporation or organization)                               identification No.)

ONE JAMES RIVER PLAZA
RICHMOND, VIRGINIA                                                   23261-6666
(Address of principal executive offices)                              (Zip Code)

                  -------------------------------------------
                         JUNIOR SUBORDINATED DEBENTURES
                      (Title of the indenture securities)

         -------------------------------------------------------------

                                    GENERAL

Item 1.  General Information.

         Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

             New York State Banking Department, State House, Albany, New York 12110.

             Board of Governors of the Federal Reserve System, Washington, D.C., 20551

             Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

             Federal Deposit Insurance Corporation, Washington, D.C., 20429.


         (b) Whether it is authorized to exercise corporate trust powers.

             Yes.


Item 2.  Affiliations with the Obligor.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

         None.

Item 16.  List of Exhibits

          List below all exhibits filed as a part of this Statement of Eligibility.

          1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

          4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

          5.  Not applicable.

          6. The consent of the Trustee required by Section 321(b) of the Act (see Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

          7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

          8.  Not applicable.

          9.  Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 14TH DAY OF JANUARY, 1997.

                                                THE CHASE MANHATTAN BANK


                                                By /s/ P. Kelly
                                                  ____________________________
                                                       P. Kelly
                                                       Vice President

                             Exhibit 7 to Form T-1


                               Bank Call Notice

                            RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                           The Chase Manhattan Bank
                 of 270 Park Avenue, New York, New York 10017
                    and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 1996, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

  DOLLAR AMOUNTS
                  ASSETS                                                 IN MILLIONS
  Cash and balances due from depository institutions:
         Noninterest-bearing balances and
         currency and coin...............................................  $ 11,095
         Interest-bearing balances.......................................     4,998
  Securities:
  Held to maturity securities............................................     3,231
  Available for sale securities..........................................    38,078
  Federal Funds sold and securities purchased under
       agreements to resell in domestic offices of the
       bank and of its Edge and Agreement subsidiaries,
       and in IBF's:
       Federal funds sold................................................     8,018
       Securities purchased under agreements to resell...................       731
  Loans and lease financing receivables:
       Loans and leases, net of unearned income..........................  $130,513
       Less: Allowance for loan and lease losses.........................     2,938
       Less: Allocated transfer risk reserve.............................        27
                                                                           --------
       Loans and leases, net of unearned income,
       allowance, and reserve............................................   127,548
  Trading Assets.........................................................    48,576
  Premises and fixed assets (including capitalized
         leases).........................................................     2,850
  Other real estate owned................................................       300
  Investments in unconsolidated subsidiaries and
         associated companies............................................        92
  Customer's liability to this bank on acceptances
         outstanding.....................................................     2,777
  Intangible assets......................................................     1,361
   Other assets..........................................................    12,204
                                                                           --------
    TOTAL ASSETS.........................................................  $261,859
                                                                           ========


                                  LIABILITIES

Deposits
   In domestic offices......................................................  $ 80,163
   Noninterest-bearing......................................................  $ 30,596
   Interest-bearing.........................................................    49,567
                                                                              --------
   In foreign offices, Edge and Agreement subsidiaries, and IBF's...........    65,173
   Noninterest-bearing .....................................................    $3,616
   Interest-bearing.........................................................    61,557
Federal funds purchased and securities sold under agree-
ments to repurchase in domestic offices of the bank and
   of its Edge and Agreement subsidiaries, and in IBF's
   Federal funds purchased..................................................    14,594
   Securities sold under agreements to repurchase...........................    14,110
Demand notes issued to the U.S. Treasury....................................     2,200
Trading liabilities.........................................................    30,136
Other Borrowed money:
   With a remaining maturity of one year or less............................    16,895
   With a remaining maturity of more than one year..........................       449
Mortgage indebtedness and obligations under capitalized
   leases...................................................................        49
Bank's liability on acceptances executed and outstanding....................     2,764
Subordinated notes and debentures...........................................     5,471
Other liabilities...........................................................    13,997
TOTAL LIABILITIES...........................................................   246,001
                                                                              --------
Limited-Life Preferred stock and related surplus............................       550

                                EQUITY CAPITAL

Common stock................................................................     1,209
Surplus.....................................................................    10,176
Undivided profits and capital reserves......................................     4,385
Net unrealized holding gains (Losses)
on available-for-sale securities............................................      (481)
Cumulative foreign currency translation adjustments.........................        19

TOTAL EQUITY CAPITAL........................................................    15,308
                                                                              --------
TOTAL LIABILITIES, LIMITED-LIFE PREFERRED
   STOCK AND EQUITY CAPITAL.................................................  $261,859
                                                                              ========

I, Joseph L. Sclafani, S.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                        JOSEPH L. SCLAFANI


We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the in-structions issued by the appropriate Federal regulatory authority and is true and correct.

                                        WALTER V. SHIPLEY    )
                                        EDWARD D. MILLER     )   DIRECTORS
                                        THOMAS G. LABRECQUE  )